B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.1 C O M PA N Y O V E R V I E W May 2026

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.2 IMPORTANT INFORMATION Forward-Looking Statements Babcock & Wilcox Enterprises, Inc. (“B&W Enterprises,” “B&W,” “we,” “us” or “our”) cautions that this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this release are forward-looking statements. These forward-looking statements include, without limitation, statements regarding expected demand, our pipeline, technology, and opportunities. You should not place undue reliance on these statements. Forward-looking statements include words such as “expect,” “intend,” “plan,” “likely,” “seek,” “believe,” “project,” “forecast,” “target,” “goal,” “potential,” “estimate,” “may,” “might,” “will,” “would,” “should,” “could,” “can,” “have,” “due,” “anticipate,” “assume,” “contemplate,” “continue” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, but not limited to: the potential for future conditions that could raise substantial doubt as to our ability to continue as a going concern, which has occurred in the past; our obligation to refinance or repay our 6.50% Notes due 2026 prior to their maturity; risks associated with contractual pricing in our industry; disputes with customers with long-term contracts; the performance of third parties' and subcontractors' on whom we rely; disruptions at our or third-party manufacturing facilities; our ability to execute our growth strategy; our evaluation of strategic alternatives; our ability to deliver our backlog on time or at all; professional liability, product liability, warranty or other claims; inadequate insurance coverage; our ability to compete successfully against current and future competitors; our development of new products; cyclical and economic impacts on demand for our products; compliance with government regulations; legislative and regulatory developments impacting our business; supply chain issues; the financial and other covenants in our debt agreements; our ability to maintain adequate bonding and letter of credit capacity; impairment to our goodwill or other indefinite-lived intangible assets; our exposure to credit risk; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; failure to comply with data and privacy laws, regulations and standards, or if we fail to properly maintain the integrity of our data, protect our proprietary rights to our systems or defend against cybersecurity attacks, we may be subject to government or private actions due to breaches; failure to protect our intellectual property rights, or inability to obtain or renew licenses to use intellectual property of third parties; uncertainty over tariffs and their impacts; sanctions and export controls; international political, economic and other uncertainties; fluctuations in the value of foreign currencies could harm our profitability; volatility of the market price and trading volume of our common stock; dilution of our common shareholders' ownership or voting power; the significant influence of B. Riley over us; anti-takeover provisions in our corporate documents; changes in tax rates or tax law; our ability to use NOL and certain tax credits; failure to maintain effective internal control over financial reporting; new accounting pronouncements or changes in existing accounting standards and practices; our ability to attract and maintain key personnel; our relationship with labor unions; pension and medical expenses associated with our retirement benefit; natural disasters or other events beyond our control; and the risks and uncertainties described under the heading "Risk Factors" in Part I, Item 1A of our most recent Annual Report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. Bookings and Backlog Bookings and backlog are our measures of remaining performance obligations under our sales contracts. It is possible that our methodology for determining bookings and backlog may not be comparable to methods used by other companies. We generally include expected revenue from contracts in our backlog when we receive written confirmation from our customers authorizing the performance of work and committing the customers to payment for work performed. Backlog may not be indicative of future operating results, and contracts in our backlog may be canceled, modified or otherwise altered by customers. Backlog can vary significantly from period to period, particularly when large new-build projects or operations and maintenance contracts are booked because they may be fulfilled over multiple years. Because we operate globally, our backlog is also affected by changes in foreign currencies each period. We do not include orders of our unconsolidated joint ventures in backlog. Bookings represent changes to the backlog. Bookings include additions from booking new business, subtractions from customer cancellations or modifications, changes in estimates of liquidated damages that affect selling price and revaluation of backlog denominated in foreign currency. We believe comparing bookings on a quarterly basis or for periods less than one year is less meaningful than for longer periods and that shorter-term changes in bookings may not necessarily indicate a material trend. Pipeline Pipeline represents our uncontracted, potential opportunities, which have been identified and are in active discussions, that could reach a decision to proceed over the next 36 months. Pipeline is an internal metric monitored by management to understand the anticipated growth of our Company and our estimated future revenue, which may increase or decrease from time to time. We cannot guarantee that our pipeline will result in actual revenue in the originally anticipated period or at all. Pipeline may not generate margins equal to our historical operating results. Our customers may experience project delays or cancel orders as a result of external market factors and economic or other factors beyond our control. If our pipeline fails to result in revenue as anticipated or in a timely manner, we could experience a reduction in revenue, profitability, and liquidity. Imagery Certain images contained within this document have been digitally-created or enhanced for illustrative or clarity purposes.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.3

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.4 WE’RE A GLOBAL ENERGY LEADER, POWERING THE WORLD SINCE 1867 Providing high-quality, innovative technologies for nearly 160 years  We are a globally recognized technology leader and innovator providing advanced energy and environmental products and services.  From our very first patent for a more efficient boiler to a portfolio of more than 5,000+ active patents today, we continue to drive innovation and progress. Advancing solutions for the future energy landscape  Our hydrogen production, carbon capture, renewable energy and environmental technologies support the reduction of greenhouse gases, including CO2 and methane, in an environmentally friendly way. Meeting critical, growing and immediate power needs for customers and the world  We provide efficient, reliable, readily available power solutions for AI factories and data centers, utilities and industrial customers including coal- fired generation, natural gas-fired power plants, and plant conversions to meet rising energy demands.  We deliver systems, parts and field services to keep plants operating efficiently and effectively.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.5 WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES – OVER 400 GW OF B&W POWER GENERATION B&W’S GLOBAL CAPACITY AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS More than 300 operating utility and industrial boiler units in the U.S. and nearly 200 additional operating utility and industrial boiler units across 40 countries around the world. More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities worldwide. Average of more than 500,000 U.S. Boilermakers’ construction manhours per year over last five years. One of the top five Boilermaker employers in the U.S. utility industry. Large worldwide installed base of wet and dry scrubbers for SOX reduction, particulate control equipment, NOX reduction technologies, and mercury control systems to meet environmental regulations. Flue gas pre-treatment technologies for use with CO2 capture. More than 300 renewable energy units at facilities globally (consuming over 61 million tonnes of waste per year) and a leader in plant availability. Serving utility, waste management, municipality and investment firm customers.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.6 WE’RE DELIVERING CRITICAL COAL POWER GENERATION  B&W has been at the foundation of the world's energy and industrial progress since 1867  We provide modern, economical, high-efficiency, low-emissions coal generation solutions to meet growing energy needs B&W is a leading provider of parts, field services and construction for the North American coal-fired boiler fleet, estimated at nearly 200 GW across more than 450 operating units.  We are America's only full-scope coal-fired power supplier with fully integrated technology, engineering, procurement, manufacturing and construction capabilities including: • Boilers to burn coal and other fuels – from small package boilers to high-capacity boilers – for utilities, AI factories and data centers, independent power producers, and industries • Modernization, boiler-life extension and performance upgrades • Aftermarket and OEM parts, maintenance, services and construction • Advanced burners, controls and auxiliary equipment • Fuel-switching and fuel-flexibility projects to convert existing plants to run on natural gas, biomass or co-fire multiple fuels • Industry-leading air quality and emissions controls Global Energy Monitor, Global Coal Plant Tracker, July 2025 release; https://globalenergymonitor.org/projects/global-coal-plant-tracker EIA Inventory of Operating Generators December 2025; https://www.eia.gov/electricity/data/eia860m/archive/xls/december_generator2025.xlsx

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.7 Robust global pipeline* of over $14B in opportunities due to strong demand for baseload generation as well as behind-the- meter projects to support the increasing power needs of AI data centers WE’RE CAPITALIZING ON SIGNIFICANT OPPORTUNITIES FOR PROFITABLE GROWTH Coal-to-gas conversion projects of various sizes, along with higher- margin aftermarket parts and services to support our large global installed base and competitors' units, and opportunities to expand our geographical presence to support these markets Increasing global demand to keep plants operating at peak efficiency with replacement parts, upgrades and field services, as well as fuel system enhancements and upgrades Delivering proven, reliable, readily available power generation technologies, construction and parts and maintenance services, to meet the growing demand of artificial intelligence data centers * Refer to Information on page 2 regarding pipeline.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.8  Electric Demand Forecast Soaring • Total data center demand expected to be 176 GW by 2035; up from 33 GW in 2024*  Primary U.S. Data Center Buyers • IPPs and developers • Artificial Intelligence infrastructure consortiums • Hyperscaler cloud providers • Private equity and investment firms  Key B&W Developments for this Growing Market • Currently executing project to provide 1.2 GW of power for AI Factory in North Dakota • In contract discussions to provide up to 2 GW of power for a new hyperscaler customer • Strategic Partnership with Denham Capital to convert existing coal plants to power data centers in U.S. and Europe • Working with leading steam turbine manufacturers to meet demand  Smart, Fast-Track B&W Solutions for AI Factories and Data Centers • Off-the-shelf 50, 100 and 300 MW natural gas-fired boiler and steam turbine designs • Provides fast, efficient, readily available, redundant power • Modular, field-erected and scalable with accelerated startup • On-site or co-located power supply to eliminate grid issues AI FACTORIES AND DATA CENTERS: RISING POWER DEMAND AND OPPORTUNITIES Global capital investment for data center infrastructure projected to be at least $3 trillion over the next five years** * https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html ** https://www.datacenterknowledge.com/energy-power-supply/moody-s-3-trillion-data-center-investment-by-2030-amid-power-challenges

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.9 CARBON CAPTURE-READY STEAM POWER SOLUTIONS FOR AI FACTORIES AND DATA CENTERS  FastPower℠ delivery enabled by utilizing existing designs  Integrated steam-cycle power platform using natural gas-fired boilers and steam turbine generator systems to deliver high-capacity, continuous power  Maintenance is significantly simpler than on gas turbine plants  Designed for 24/7 baseload generation to support always-on AI workloads  Carbon-capture-ready architecture enables future emissions reduction integration

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.10 B&W AND BASE ELECTRON POWERING AI FACTORY CAMPUSES  $2.4B, 1.2 GW power project for Base Electron, backed by Applied Digital  B&W engineering, procuring and constructing facility to include four 300 MW natural-gas boilers to meet growing power demand  Siemens Energy supplying steam turbine generator sets  Proven B&W boilers + Siemens Energy turbines enable years-faster deployment over traditional combined- or simple- cycle gas turbine projects  Future expansion potential for another 1.2 GW B&W brings efficient and effective technologies, decades of experience and a strong record of successful execution

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.11 Record Electricity Consumption  2026 again expected to set record  U.S. reserve margins reaching dangerous lows  Weather-dependent power generation struggles to meet demand GROWING U.S. ELECTRICITY DEMAND Sources: EIA, Wood Mackenzie, Thomson Reuters, U.S. EIA Monthly Energy Report and Peabody Analysis Long-Term Demand and Pressures  Power demand to climb 25% by 2030 from 2023 levels  Growth fueled by: • AI and data centers • Electric vehicles • Manufacturing reshoring • Residential electrification  “Coal is going to be around for longer than people thought.” ̶ Outgoing FERC Chair to the Washington Post Coal Supply and Demand  U.S. EIA projects coal consumption increased 10% in 2025  Coal generation up 13% in 2025  U.S. coal plants, running at higher capacity, represent best source of incremental power over next several years

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.12 BABCOCK & WILCOX PROFILE  Employees: ~1,650  LTM Revenue March 2026: ~$653.5M  Headquarters: Akron, Ohio USA  Founded: 1867  Ownership: Public (NYSE: BW) N . A M ER IC A F U E L T Y P E P R O D U C T S & S E R V I C E S I N D U S T R I A L V S U T I L I T Y 32% 33% 35% Const Projects Parts 70% 30% Utility Ind A SI A EU R O PE M E/ A O TH ER 17% 9% 41% 33% Other P&P* NG Coal 13% 87% Projects Parts 80% 20% Utility Ind 14% 86% Other Coal 94% 6% Projects Parts 66% 34% Utility Ind 5% 88% 7% Other Bio/EFW NG 88% 12% Utility Ind 12% 5% 83% Other NG Coal 32% 68% Utility Ind 1% 5% 64% 30% Other P&P* NG Coal Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. 57% 43% Projects Parts 67% 33% Projects Parts70% 30% Utility Industrial 15% 2% 8% 38% 37% Other Biomass/EFW Pulp & Paper Natural Gas Coal FUEL/MARKET B & W C O N S O L I D A T E D 28% 34% 38% Construction Projects Parts PRODUCTS & SERVICES INDUSTRIAL VS UTILITY Notes: All charts based on LTM March 31, 2026 revenues, unless otherwise noted. 1. Backlog does not include shorter lead-time parts and services. 2. Refer to our Important Information on page 2 regarding bookings and backlog. * P&P represents Pulp & Paper industry processes with a variety of fuels (bark, black liquor, wood waste and others)

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.13 GLOBAL MARKET POTENTIAL & PIPELINE – 3 YEAR 1 Addressable market figure does not include parts, service, certain products or countries (China, India, N. Korea & Russia). Figure includes AI data center developments within the U.S. based on: EPRI Powering Intelligence 2026 Report, issued February 2026. Figures use 2030-2035 deployments expected to be contracted within 2026-2028, at an estimated cost of $2,000/kW, actual costs and time period may vary. 2 Pipeline figure does not include parts, software, field engineering or construction services, refer to page 2 for more pipeline information. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. B&W strongly positioned to leverage key global energy trends 2026-2028 ADDRESSABLE MARKETS: GLOBAL UTILITY, INDUSTRIAL MARKETS U.S. AI DATA CENTERS MARKET $125B 1 2026-2028 TOTAL B&W GLOBAL PIPELINE Over $14B2

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.14 LEADERSHIP TEAM Executive Vice President and Chief Financial Officer Cameron Frymyer Chief Technology Officer Brandy Johnson Chairman and Chief Executive Officer Kenneth Young Executive Vice President and Chief Commercial Officer Jimmy Morgan Senior Vice President, Corporate Operations Gillianne Hetrick Vice President, Corporate Development Sarah Serafin Senior Vice President, Parts & Field Service Matt Taylor Senior Vice President, Global Projects Justin Chenevey General Counsel and Corporate Secretary (effective 6-1-2026) Gregory Golub

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.15 CORPORATE GOVERNANCE B O A R D O F D I R E C T O R S Chairman and Chief Executive Officer Kenneth Young Joseph TatoRebecca Stahl Alan Howe Philip Moeller Naomi BonessHomaira Akbari

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.16 FINANCIAL INFORMATION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.17 CONSOLIDATED FINANCIAL SUMMARY – CONTINUING OPERATIONS ($ in millions) Three Months Ended March 31, 2026 Trailing Twelve Months Ending March 31, 2026 Revenue $ 214.4 $ 653.5 Net Loss from Continuing Operations $ (79.6) $ (96.8) Adjusted Net Income (loss) from Continuing Operations* $ 2.2 $ (15.0) Adjusted EBITDA $ 16.1 $ 55.8 Note: Figures may not be clerically accurate due to rounding. *Excludes $81.8 million of non-cash warrant and stock appreciation rights. (Includes $81.8 million non-cash stock costs)

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.18 CAPITAL STRUCTURE – PRO FORMA ($ in millions) March 31, 2026 CAPITALIZATION: Total Debt1 $ 237.2 Senior Notes $ 199.3 Revolving Credit Line $ 0.0 Letter of Credit Collateral2 $ 37.9 Cash, cash equivalents and restricted cash $ 194.8 Net Debt $ 42.4 Note: Figures may not be clerically accurate due to rounding. 1) Excludes sale-leaseback related transactions, forgivable and other loans of $19.6 million. Also excludes unamortized deferred financing fees and premium of $19.1 million. Without these adjustments current and non-current debt would total $275.9 million as reported in the 10-Q. 2) Letter of Credit Collateral under the Axos Credit Facility is on B&W’s balance sheet in Restricted & Long-Term Restricted Cash offset by debt.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.19 KEY TECHNOLOGIES AND CAPABILITIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.20 KEY TECHNOLOGIES: STEAM GENERATION Utility Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi-fuel Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers Bottom- or top-supported, shop- or field-assembled Fuel: Natural gas, oil, CO, waste heat and gases Heat Recovery Steam Generator Components Pressure parts, casing, ducting, drums, housing and frames Fuel: Waste heat and gases Renewable Energy Boilers Reduces dependency on landfills and reduces methane gas emissions Fuel: Municipal solid waste, refuse derived fuel Biomass-Fired Boilers Carbon-neutral technology Fuel: Wood, wood waste, straw, sludge Process Recovery Boilers Single-drum, industry-standard unit for improved mill operation Fuel: Black liquor

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.21 KEY TECHNOLOGIES: IGNITORS, FLAME SCANNERS AND CONTROLS  Natural gas conversions from oil- or coal-firing  Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas  Burner management and controls for complete turnkey system capability  Flame scanning capability can be effectively implemented on any industrial application  Technologies can be utilized for new construction or retrofit projects  Safety standards conforming to National Fire Protection Association (NFPA) classes PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS Designed for safety, reliability and fuel flexibility

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.22 KEY TECHNOLOGIES: EMISSIONS CONTROL Pre-Treatment for Post- Combustion Carbon Capture  Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction Systems  Complements SolveBright Process, Other Post- Combustion Technologies Particulate Control  Pulse Jet Fabric Filters / Baghouses  Wet and Dry Electrostatic Precipitators  Wet Particulate Scrubbers  Multiclone® Dust Collectors NOX Control  Selective Catalytic and Non-Catalytic Reduction  Low NOX Burners and Combustion Systems SO2 / Acid Gas Control  Wet or Seawater Flue Gas Desulfurization Systems  Semi-Dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers)  Wet Electrostatic Precipitators and Dry Sorbent Injection SO3 / Acid Mist Control  Wet Electrostatic Precipitators  Dry Sorbent Injection Mercury  Powdered Activated Carbon Injection  Absorption Plus , MercPlus , Mitagent Additives Wastewater Elimination  Wastewater Evaporation System via Spray Drying

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.23 KEY CAPABILITIES: AFTERMARKET SERVICES Adding value through constructability: Safe execution of new installation, retrofits, system maintenance/repair, plant modifications CONSTRUCTION OPTIMIZATION SYSTEMS Enhancing efficiency with proven technology: Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment UPGRADES & RETROFITS Maintaining/improving plant operation: Projects for extending the life of power, process and environmental equipment ENGINEERING SERVICES Evaluating options for improved performance: Expert people, tools and processes to measure, model, design, deliver, train and project manage REPLACEMENT PARTS Supplying components for system reliability: High-quality standard or custom-engineered pressure and non-pressure parts

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.24 B&W’S EMERGING TECHNOLOGIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.25 BRIGHTLOOP FOR INDUSTRIAL ENERGY PRODUCTION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.26 PREPARING FOR THE FUTURE H Y D R O G E N G A M E C H A N G I N G T E C H N O L O G Y F O R T H E F U T U R E – T O D A Y S T E A M S Y N G A S Scalable alternative for baseload steam generation Utilize readily available fuels for energy security Future-proof: Capture CO2 now or in the future Hydrogen from multiple feedstocks Competitive hydrogen cost Scalable for a range of applications High rate of carbon captured High-quality, low-carbon syngas from biomass which is scalable to match downstream technologies

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.27 KEY TECHNOLOGIES: FLUE GAS TREATMENT FOR CARBON CAPTURE THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE  To optimize carbon capture on solvent-based scrubbing technologies, reductions in various emissions found in the incoming flue gas are required  Our solutions include technologies for acid gases, particulate and acid mist, NOx and mercury 300+ Wet Scrubber Installations 90+ Dry Scrubber Installations 260+ Wet ESP Installations 490+ Dry ESP Installations 1,000+ Fabric Filters Installations 35+ Sorbent Injection Installations 100+ SCR Installations

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.28 CARBON CAPTURE TECHNOLOGIES B & W I S AT T H E F O R E F R O N T O F D E V E LO P I N G A N D D E P LOY I N G E F F I C I E N T A N D E F F E C T I V E T E C H N O LO G I E S TO C A P T U R E C O 2 OxyBright OXYGEN-FUEL COMBUSTION SolveBright POST-COMBUSTION CARBON CAPTURE Solvent-based, post-combustion technology Offers solvent flexibility to accommodate customer preference Can be retrofitted onto existing boilers or engineered and supplied for new boiler installations Offers application with both gaseous and solid fuels THE B&W ADVANTAGE Expertise gained from decades of leadership in combustion technologies and emissions control provides total solutions support Experience across wide range of industries 93 active patents related to carbon capture technology

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.29 BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION BECCS B&W’s biomass boilers paired with either OxyBright or SolveBright technologies produce carbon-negative energy with a -2,500gCO2e/kWh carbon intensity Using B&W technologies, carbon intensity (-2,500 gCO2e/kWh) is nearly seven times more negative than the U.S. grid is positive (+373 gCO2e/kWh)

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.30 APPENDIX

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.31 Exhibit 4 – Babcock & Wilcox Enterprises, Inc. Reconciliation of Adjusted EBITDA(1) ($ in millions) Three Months Ended March 31, 2026 Trailing Twelve Months Ending March 31, 2026 Loss from continuing operations $ (79.6) $ (96.8) Interest expense, net $ 3.8 $ 29.1 Income tax expense $ 4.2 $ 10.5 Depreciation & amortization $ 2.5 $ 9.9 EBITDA $ (69.2) $ (47.4) Benefit plans, net $ (0.4) $ 8.6 (Gain) loss on asset disposals, net $ (0.1) $ 1.1 Stock-based compensation $ 13.2 $ 15.0 Restructuring activities $ 0.5 $ 1.1 Settlements and related legal costs $ 0.0 $ 0.1 Gain on debt extinguishment $ - $ (1.8) Foreign exchange $ 0.1 $ (0.4) Financial advisory services $ 0.5 $ 6.6 Customer warrants $ 1.1 $ 1.1 Change in fair value of customer warrants $ 70.2 $ 70.2 Other-net $ 0.1 $ 1.7 Adjusted EBITDA $ 16.0 $ 55.8 (1) Figures may not be clerically accurate due to rounding.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.32 Exhibit 6 – Babcock & Wilcox Enterprises, Inc. Reconciliation of Net Loss(1) ($ in millions) Three Months Ended March 31, 2026 Trailing Twelve Months Ending March 31, 2026 Net loss from continuing operations $ (79.6) $ (96.8) Stock appreciation rights(2) $ 6.0 $ 6.0 Customer warrants(3) $ 75.8 $ 75.8 Adjusted net income (loss) from continuing operations $ 2.2 $ (15.0) (1) Figures may not be clerically accurate due to rounding. (2) Stock appreciation rights issued in 2018 for target stock price of $22.50 and $25.00 to certain employees and former employees whose value was significantly increased by the Company’s increased share value, resulting in an additional expense of $6.4 million in the quarter, reduced by the tax effect of $0.4 million. (3) These customer warrants were issued to Base Electron and Applied Digital in November 2025 and February 2026. The amount includes the variance in warrant value at quarter-end compared to the original valuation at grant of the awards which is reported separately as expense in the calculation of income (loss) from continuing operations. This also includes amortization of the cost of the warrants reported as a reduction in revenue for the period. The tax effect of these adjustments is an increase of $4.5 million.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.33